PROXY

The
Thermo
Opportunity
Fund, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE THERMO OPPORTUNITY FUND, INC.

         The undersigned hereby appoints Gregory E. Ratte and John F. Splain and each of them, with full power of substitution, as proxies to vote, as designated below, for and in the name of the undersigned all shares of stock of The Thermo Opportunity Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said Company scheduled to be held May 2, 1997 at the offices of The American Stock Exchange, 86 Trinity Place, New York, New York 10005, or at any adjournment thereof (the "Meeting").

         THE BOARD OF DIRECTORS RECOMMENDS A FOR VOTE ON THE ELECTION OF DIRECTORS AND ON THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP. PLEASE MARK AN X IN ONE BOX UNDER EACH ITEM.

1. ELECTION of two (2) Directors / / FOR all nominees listed below. / / WITHHOLD AUTHORITY to vote for all nominees listed below. Gregory E. Ratte, Francis S. Branin, Jr.

         INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space below.

2. PROPOSAL to ratify the selection of ARTHUR ANDERSEN LLP as independent auditors for the current fiscal year of the Fund.

              /  /   FOR           /  /  AGAINST           /  /  ABSTAIN

           In their discretion, the PROXIES are authorized to vote upon such other business as may property come before the Meeting.

           This PROXY when executed will be voted in the manner directed by the undersigned STOCKHOLDER(S).

           If no direction is made, this PROXY will be voted FOR
           Proposals 1 and 2.

           ALL FORMER PROXIES ARE HEREBY REVOKED.

                                                      DATED:_________  , 1997


                                                      -------------------------
                                                     (Signature of Stockholder)


                                                      -------------------------
                                                     (Signature of Stockholder)

                                                 (Please sign exactly as your
                                                  name or names appear opposite.
                                                  All joint owners should sign.
                                                  When signing in a fiduciary
                                                  capacity or as a corporate
                                                  officer, please give
                                                  your full title as such.)

THERMO
OPPORTUNITY
FUND

                                                              March 17, 1997

Dear Fellow Stockholder:

         The directors and officers of The Thermo Opportunity Fund, Inc. join me in extending to you a cordial invitation to attend the first annual meeting of our stockholders. This meeting will be held at 2:00 p.m. on Friday, May 2, 1997, at the offices of the American Stock Exchange, 86 Trinity Place, Room 1304, New
York, New York 10005.

         The formal notice of this annual meeting and the proxy statement appear on the following pages. After reading the proxy statement, PLEASE MARK, SIGN, AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR VOTES ON THE BUSINESS MATTERS OF THE MEETING WILL BE RECORDED.

         We hope that you will attend this meeting. Regardless of the number of shares you own, or whether or not you plan to attend the meeting, we urge you to return your proxy promptly in the postage prepaid envelope provided.

         We look forward to seeing you on May 2.

                                                          Sincerely,

                                                          /s/ Gregory E. Ratte

                                                          Gregory E. Ratte
                                                          Chairman


One Broadway  New York, New York 10004  Telephone: 888.254.6872

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 2, 1997

         The Annual Meeting of Stockholders (the "Meeting") of THE THERMO OPPORTUNITY FUND, INC.(the "Fund") will be held at the offices of The American Stock Exchange, 86 Trinity Place, Room 1304, New York, New York 10005 on May 2, 1997 at 2:00 p.m. for the following purposes:

         1.   To elect two Directors (PROPOSAL NO. 1);

         2.   To ratify the selection of Arthur
              Andersen LLP as independent auditors for the current fiscal year (PROPOSAL NO. 2);
              and

         3.   To transact such other business as may
              properly come before the Meeting or any
              adjournments thereof.

         The stock transfer books will not be closed but in lieu thereof, the Board of Directors of the Fund has fixed the close of business on March 10, 1997 as the record date for the determination of Stockholders of the Fund entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                        By Order of the Board of Directors

                                        /s/ John F. Splain

                                        John F. Splain, Secretary

March 17, 1997

         STOCKHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

         IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

         THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE

         .    IN FAVOR OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN
THE PROXY STATEMENT, AND

         .    FOR THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS
INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY
                      NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 2, 1997

                                 INTRODUCTION

         This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of THE THERMO OPPORTUNITY FUND, INC. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the offices of The American Stock Exchange, 86 Trinity Place, Room 1304, New York, New York 10805, on May 2, 1997 at 2:00 p.m. and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy to be voted at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals. Conversely, they will vote against any such adjournment any proxies which instruct them to vote against all proposals. The address of the principal executive office of the Fund is One Broadway, New York, New York 10004.

         Proposal No. 1 must be approved by a plurality of the shares voting and Proposal No. 2 must be approved by a simple majority of shares voting.
A majority of the outstanding shares of the Fund must be present in person or by proxy to have a quorum to conduct business for the Fund at the Meeting.

         The Fund will pay the costs of solicitation, including the printing and mailing of the proxy materials. Certain officers, directors and regular and temporary employees of the Fund, the Adviser and The Fifth Third Bank (the "Transfer Agent") (none of whom will receive special compensation therefor) may solicit proxies in person or by telephone, facsimile, telegraph or mail. The Fund will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Abstentions do not constitute votes "for" or "against" a matter and will be disregarded in determining the "votes cast" on the issue. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions. Unless instructions to the contrary are marked, shares represented by a proxy will be voted "FOR" each Proposal. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the address indicated above or by voting in person at the Meeting.

         The enclosed Proxy and this Proxy Statement are first being sent to Stockholders on or about March 17, 1997.

              The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, the persons named in the enclosed proxy will be permitted to vote thereon in accordance with their best judgment.

         The Board has fixed the close of business on March 10, 1997 as the record date (the "Record Date") for the determination of Stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter to be voted on for each share held, with no cumulative voting rights.

         THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO A STOCKHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (888) 245-6872 OR BY WRITING TO THE FUND'S ADMINISTRATOR, MGF SERVICE CORP., 312 WALNUT STREET, 21ST FLOOR, CINCINNATI, OHIO 45202.

         As of the Record Date, the Fund had outstanding 1,760,417 shares of common stock, $.001 par value. As of such date, to the knowledge of the Fund, no person beneficially owned more than 5% of the Fund's outstanding shares.

                                PROPOSAL NO. 1
                            TO ELECT TWO DIRECTORS

         The Fund's Board is divided into three classes of Directors, each class serving for three years. The term of one class expires each year and no term shall continue for more than three years after the applicable election. This type of classification may prevent replacement of a majority of the Directors for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), Maryland law and the Bylaws of the Fund.

         It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote such Proxy for the election of the persons named below, or if any such persons shall be unable to serve, to vote for the election of such other person or persons as shall be determined by the persons named in the Proxy in accordance with their judgment. The Fund, however, has no reason to believe that it will be necessary to designate a substitute nominee.

         The following schedule sets forth certain information regarding each Director and nominee, including incumbent Directors whose current terms do not expire in 1997. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

         Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "interested" nominees and Directors (as defined by Section 2(a)(19) of the 1940 Act) are indicated by asterisks.

         All Directors and officers as a group owned directly or beneficially less than 1% of the Fund's outstanding shares as of the Record Date.


                  INFORMATION REGARDING NOMINEES FOR ELECTION

                                PRINCIPAL OCCUPATIONS                               SHARES OF THE FUND
                                DURING PAST FIVE YEARS AND             DIRECTOR    BENEFICIALLY OWNED AT
NAME AND ADDRESS OF DIRECTOR    PUBLIC DIRECTORSHIPS           AGE      SINCE         MARCH 10, 1997
----------------------------    ---------------------          ---      -----       ------------------


*Gregory E. Ratte               Principal of Brundage,          35       1996             1,000
 Brundage, Story and Rose       Story and Rose, L.L.C.
 One Broadway                   (the "Adviser").
 New York, New York 10004

*Francis S. Branin, Jr.         Principal of the                49       1996             1,000
 Brundage, Story and Rose       Adviser; Vice
 One Broadway                   President and a
 New York, New York 10004       Trustee of Brundage,
                                Story and Rose Investment
                                Trust (an open-end registered
                                investment company).

*Messrs. Ratte and Branin, as principals of the Adviser, are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. No remuneration is paid by the Fund to Messrs. Ratte and Branin.

         THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF MR. RATTE AND MR. BRANIN AS DIRECTORS OF THE FUND.

                                OTHER DIRECTORS

         The other Directors of the Fund whose terms will not expire in 1997 are listed below.


                                    PRINCIPAL OCCUPATIONS DURING
                                    PAST FIVE YEARS AND PUBLIC              DIRECTOR   TOTAL     COMPENSATION
NAME AND ADDRESS OF DIRECTOR        DIRECTORSHIPS                             AGE      SINCE     FROM FUND (1)
----------------------------        -----------------                         ---      -----     -------------


Henson L. Jones, Jr.                General Partner of Telecam                58        1996        $7,000
744 Santa Barbara Road              Partners, a real estate
Berkeley, California 94707          development company; a
                                    director of Mountain
                                    Hardware, an outdoor
                                    equipment manufacturer.

Hollis S. McLoughlin                An officer of Darby Overseas              46        1996        $7,000
1133 Connecticut Avenue             Investment, Ltd., an
Suite 200                           emerging markets investing
Washington, DC 20038                company; an officer and
                                    Director of Darby Emerging Markets
                                    Fund, L.D.C.; a partner of TFMW, a
                                    real estate company; and a
                                    Director of Petro Saantander, a
                                    Canadian oil and gas company.

Blair M. Brewster                   President of Electromark, a               42        1996        $7,000
297 Henry Street                    manufacturing company, and
Brooklyn, New York 11201            a director of Electromark
                                    AG and Electromark Graphic, which
                                    are sales companies; a director of
                                    Labelon, a manufacturing company;
                                    a partner of Brewster Vineyards, a
                                    real estate company; managing
                                    partner of the Guild, a real
                                    estate company.


         (1) Compensation for the current fiscal year, estimating future payments that would be made pursuant to existing compensation arrangement.

         Directors who are not interested persons of the Fund or the Adviser are compensated by the Fund and are reimbursed for out-of-pocket expenses. Such Directors receive a retainer of $5,000 annually plus a fee of $500 for one or more meetings of the Board (or a committee thereof) attended in person on a single day. The Board held two meetings during the fiscal period ended November 30, 1996.

         The Fund has an Audit Committee which makes recommendations to the Board concerning the selection of the Fund's independent auditors, reviews with such auditors the scope and results of the annual audit and considers any comments which the auditors may have regarding the Fund's financial statements or books of account. The Audit Committee consists of Messrs. Brewster, Jones and McLoughlin. One meeting of the Audit Committee was held during the fiscal period ended November 30, 1996.

         During the fiscal period ended November 30, 1996, all Directors attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which they served.


                             OFFICERS OF THE FUND
        The following is a list of the executives officers of the Fund:

NAME AND ADDRESS                        AGE        POSITION WITH THE FUND        OFFICER SINCE


Gregory E. Ratte                        35              Chairman                      1996
Brundage, Story and Rose, L.L.C
One Broadway
New York, NY 10004

Francis S. Branin, Jr                   49              President                     1996
Brundage, Story and Rose, L.L.C
One Broadway
New York, NY 10004

Robert G. Dorsey                        39               Vice President               1996
Countrywide Fund Services, Inc.
312 Walnut Street
21st Floor
Cincinnati, OH 45202

John F. Splain                          40               Secretary                    1996
Countrywide Fund Services, Inc.
312 Walnut Street
21st Floor
Cincinnati, OH 45202

Mark J. Seger                           39               Treasurer                    1996
Countrywide Fund Services, Inc.
312 Walnut Street
21st Floor
Cincinnati, OH 45202


         The principal occupations of Messrs. Ratte and Branin are set forth above. The principal occupations of the remaining executive officers of the Fund during the past five years are set forth below:

         Robert G. Dorsey is President and Treasurer of Countrywide Fund Services, Inc. (a registered transfer agent and the Fund's administrator) and Treasurer of Countrywide Investments, Inc. (a registered broker-dealer) and Countrywide Financial Services, Inc. (a financial services company and parent of Countrywide Investments, Inc. and Countrywide Fund Services, Inc.). He is also Vice President of Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, Capitol Square Funds and PRAGMA

Investment Trust and Assistant Vice president of Williamsburg Investment Trust, The Tuscarora Investment Trust, Schwartz Investment Trust, The Gannett Welsh & Kotler Funds and Fremont Mutual Funds, Inc. (all of which are registered investment companies).

         John F. Splain is Secretary and General Counsel of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and Countrywide Investments, Inc. He is also Secretary of Countrywide Investment Trust, Countrywide Tax-Free Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, The Tuscarora Investment Trust and Williamsburg Investment Trust and Assistant Secretary of Schwartz Investment Trust, Capitol Square Funds, The Gannett Welsh & Kotler Funds and Fremont Mutual Funds, Inc. (all of which are registered investment companies.)

         Mark J. Seger, C.P.A. is a Vice President of Countrywide Financial Services, Inc. and Countrywide Fund Services, Inc. He is also Treasurer of Countrywide Investment Trust, Countrywide Tax-Free Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Capitol Square Funds and Williamsburg Investment Trust, Assistant Treasurer of Schwartz Investment Trust, The Gannett Welsh & Kotler Funds and The Tuscarora Investment Trust and Assistant Secretary of Fremont Mutual Funds, Inc.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each of the Fund's Directors and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of the Fund's outstanding shares to file forms with the Securities and Exchange Commission (the "SEC") and The American Stock Exchange, reporting their affiliation with the Fund and reports of ownership and changes in ownership of shares of the Fund. These persons and entities are required by SEC regulations to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to the Fund, management of the Fund believes that during the last fiscal year, the Fund's Directors and officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements except for the following: a Form 5 reflecting the purchase of 3,000 shares of the Fund by trusts affiliated with Mr. Henson L. Jones was inadvertently reported late. To the knowledge of management of the Fund, no Stockholder of the Fund owns more than 10% of the Fund's outstanding shares.

                                PROPOSAL NO. 2

                     TO RATIFY OR REJECT THE SELECTION OF
                  ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS
                      FOR THE FUND'S CURRENT FISCAL YEAR

         Arthur Andersen LLP has been selected by the Board as independent auditors for the current fiscal year by vote of a majority of the Fund's Directors who are not interested persons of the Fund as defined in the 1940 Act. Such selection was recommended by the Audit Committee of the Board. The employment of Arthur Andersen LLP is conditioned on the right of the Fund to terminate the employment without penalty by a vote of a majority of its outstanding voting shares. Such selection by the Board is submitted to the Stockholders for their ratification or rejection.

         Representatives of Arthur Andersen LLP are not expected to be present at the Meeting, although they will have an opportunity to attend and to make a statement, if they so desire. If representatives of Arthur Andersen LLP are present, they will be available to respond to any appropriate questions from Stockholders.

         THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

                             STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the 1998 Annual Meeting of the Stockholders of the Fund must be received by the Fund at its principal executive office in New York by November 17, 1997 to be included in the proxy statement and the form of proxy relating to that meeting.

                                 OTHER MATTERS

         Management of the Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly to come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters. Any financial statements accompanying this Proxy Statement are for informational purposes only, do not constitute soliciting material and are not incorporated herein.

         All Proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                        By order of the Board of Directors

                                        /s/ John F. Splain

                                        John F. Splain, Secretary

March 17, 1997